Constellation Unfunded Deferred Compensation Plan for Directors (Effective February 1, 2022) The purpose of this Unfunded Deferred Compensation Plan for Directors (the “Plan”) is to permit Directors of Constellation Energy Corporation (“Constellation”) to elect to defer receipt of directors’ fees. This Plan shall be effective as of the date on which shares of common stock of Constellation are distributed to the stockholders of Exelon Corporation (“Exelon,” and such date, the “Effective Date”) pursuant to the Separation Agreement between Constellation and Exelon, entered into in connection with such distribution (the “Separation Agreement,” and such transactions contemplated by the Separation Agreement, the “Spin-Off”). 1. Administration. The Plan shall be administered by the Corporate Secretary of Constellation or his or her designee (the “Secretary”), or such other individual or individuals as designated by the Board of Directors of Constellation (the “Constellation Board”). The Secretary shall interpret the Plan and establish such rules and regulations of plan administration that he or she deems appropriate. The cost of plan administration shall be paid by Constellation and its participating subsidiaries and shall not be charged against the deferred accounts of Plan participants. 2. Eligibility. All Directors of Constellation (other than full-time employees of Constellation or its subsidiaries) shall be eligible to participate in the Plan. In connection with the Spin-Off and pursuant to the terms of the Employee Matters Agreement between Constellation and Exelon, entered into in connection with the Spin-Off (the “Employee Matters Agreement”), each Constellation Director, as defined in the Employee Matters Agreement, who was participating in the Exelon Corporation Unfunded Deferred Compensation Plan for Directors (the “Exelon Plan”) as of immediately prior to the Spin-Off shall automatically become eligible to participate in this Plan as of the Effective Date. 3. Deferrals. (a) Prior to the first day of each calendar year, each eligible Director may elect in writing to defer the receipt of all or a portion of his or her directors’ fees earned with respect to his or her service on the board of directors of a Participating Company (each such board of

2 directors, a “Board”) for such calendar year, by filing a written Director’s deferral agreement form with the Secretary with respect to each such Board on which the Director serves. A Director who first becomes eligible to participate in the Plan after the first day of any calendar year shall be permitted to make the election described in this Section 3 not later than 30 days after becoming eligible to participate in the Plan, and such election shall apply only to directors’ fees earned during the remainder of such calendar year. In all events, each deferral election made under this Plan shall apply only to fees earned after the date of such election. Deferred amounts under the Plan, together with deferred amounts and attributable earnings under the Exelon Plan, shall be credited to a deferral account in the participant’s name (“Deferral Account”) for later distribution. Each participant’s Deferral Account shall be a bookkeeping entry only, and none of the Participating Companies shall be required to fund the Deferral Account. Any assets that may be held to fund a Deferral Account shall at all times remain unrestricted assets of the Participating Company in its corporate capacity and not as a fiduciary and shall be subject to the claims of its general creditors. Pending distribution, each participant’s Deferral Account shall be credited with earnings or interest as provided in Section 3(b). (b) (1) For purposes of measuring the earnings or losses credited to a participant’s Deferral Account, the participant may select, from among the investment funds available from time to time under the Constellation Employee Savings Plan (the “Savings Plan”) and designated by the Secretary, the investment funds in which all or part of his or her Deferral Account shall be deemed to be invested. (2) The participant shall make an investment designation in the form and manner prescribed by the Secretary, which shall remain effective until another valid designation has been made by the participant as herein provided. The Secretary may, but need not, permit separate investment designations with respect to amounts attributable to fees earned with respect to service on each Board. The participant may amend his or her investment designation at such times and in such manner as prescribed by the Secretary. A timely change to the participant’s investment designation shall become effective as soon as administratively practicable after such designation is submitted.

3 (3) The investment funds deemed to be made available to the participant, and any limitation on the maximum or minimum percentages of the participant’s Deferral Account that may be deemed to be invested in any particular fund, shall be the same as available or in effect from time to time under the Savings Plan. (4) Except as provided below, the participant’s Deferral Account shall be deemed to be invested in accordance with his or her investment designations, and the Deferral Account shall be credited with earnings (or losses) as if invested as directed by the participant. To the extent that the participant does not furnish complete investment instructions, then the Deferral Account shall be deemed invested in the default investment fund then in effect under the Savings Plan. The Deferral Accounts maintained pursuant to the Plan are for bookkeeping purposes only and Constellation is under no obligation to invest such amounts. Constellation shall provide a statement to each participant not less frequently than annually showing such information as is appropriate, including the aggregate amount in his or her Deferral Account, as of a reasonably current date. (c) Spin-Off. (1) As of the Effective Date, Constellation and the Plan shall assume all liabilities under the Exelon Plan for any benefits under such plan of all Constellation Directors who participated in the Exelon Plan immediately prior to the Spin-Off, and such benefits shall be administered and paid under the terms of this Plan. All deferral, investment and distribution elections made by such participants under the Exelon Plan with respect to any plan year prior to the Effective Date and the plan year in which the Effective Date occurs will continue to apply and shall be administered under this Plan; provided that to the extent a Constellation Director’s account is invested in notional shares of Exelon common stock, then (i) such Constellation Director’s account shall be credited with a number of notional shares of Constellation common stock equal to the number of shares of Constellation common stock that would have been distributed to the Constellation Director if the notional shares of Exelon common stock held in the Constellation

4 Director’s account had been issued and outstanding and (ii) the notional shares of Exelon common stock credited to such Constellation Director’s account shall be deemed to have been sold as of the Effective Date, based on the value of such shares as of the Effective Date, and reinvested in the default investment fund maintained under the Plan. (2) As of the Effective Date, the Plan shall assume and honor the terms of all domestic relations orders in effect under the Exelon Plan in respect of all Constellation Directors who participated in the Exelon Plan immediately prior to the Spin-Off. 4. Distributions. (a) The amount credited to a participant’s Deferral Account with respect to his or her participation on each Board shall be distributed to the participant in, or beginning in, April of the first year beginning after the occurrence of one of the following distribution events, as the participant shall direct in his or her Benefit Distribution Election Form: (i) the participant’s separation from service, within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), as a Director of the Participating Companies and their affiliates, (ii) the participant’s 65th birthday or (iii) the participant’s 72nd birthday. Distributions shall be paid in a lump sum payment or in annual installments over a period of up to 10 years, as the participant shall direct in his or her Benefit Distribution Election Form. Each installment payment shall be determined by multiplying the balance remaining to the credit of the Deferral Account as of March 31 of such year (including earnings or interest credited under Section 3) by a fraction, the numerator of which is “1” and the denominator of which is the number of years (including the current year) for which payments are yet to be made. Any unpaid balance in the Deferral Account shall be credited with earnings or interest as provided in Section 3. In the event a Director who has elected a distribution event based on his or her 65th or 72nd birthday continues to serve as a Director after the date such distributions commence, then in the year prior to the year in which such distributions commence such Director shall file a new Benefit Distribution Election Form governing any amounts credited to his or her Deferral Account after the date such distributions commence. If the Director does not file such new Benefit Distribution Election Form, then the

5 Director shall be deemed to have elected to receive a lump sum distribution of any such amounts upon the Director’s separation from service. (b) Except as permitted under Section 4(c), each Director must submit a Benefit Distribution Election Form for amounts attributable to fees earned with respect to service on a Board at the time such Director makes his or her initial deferral election under the Plan with respect to his or her service on such Board. If a Director does not submit a Benefit Distribution Election Form during this period, then such Director shall be deemed to have elected to receive the portion of his or her Account attributable to fees earned for service on such Board in the form of installments payments over a period of ten years upon the Director’s separation from service. (c) A Director may elect to change the time and/or method of his or her distributions payable under the Plan in accordance with procedures prescribed by the Secretary; provided that, in accordance with Section 409A of the Code, any such change in a distribution election (i) shall not be effective until 12 months after it is submitted to the Secretary, (ii) must be submitted to the Secretary at least 12 months prior to the date on which such distributions were previously scheduled to commence and (iii) must provide for distributions to commence at least five years after the date on which such distributions were previously scheduled to commence. No more than one such election change shall be permissible with respect to the portion of a Director’s account attributable to service with any Board. 5. Death Benefits. Each participant shall designate a beneficiary or beneficiaries to receive any remaining amounts payable from his or her Deferral Account after the participant’s death. The beneficiaries, and any priority or allocation between them, shall be designated in the manner specified by the Secretary. If a participant dies before the entire balance in his or her Deferral Account has been paid out, the remaining balance shall be paid to the beneficiary in a lump sum upon the participant’s death. If the participant is not survived by a designated beneficiary, the participant’s beneficiary shall be the participant’s spouse, if living, or otherwise, the participant’s estate. If a beneficiary survives the participant but dies before the entire balance payable to him or her has been distributed, any remaining balance shall be paid to the beneficiary’s estate in a lump sum. In the absence of contrary proof, the participant shall be deemed to have survived any designated beneficiary. A participant may change his or her beneficiary designation

6 under this Section at any time until his or her death by filing a written beneficiary designation with the Secretary, in the manner specified by the Secretary. 6. Unforeseeable Financial Emergency. The Secretary may, in his or her discretion, direct that a participant be paid an amount in cash (not in excess of the balance of his or her Deferral Account) sufficient to meet an unforeseeable emergency. An “unforeseeable emergency” means (i) a severe financial hardship to a Director resulting from an illness or accident of the Director, or the spouse or a dependent (as defined in Section 152(a) of the Code) of the Director, (ii) the loss of a Director’s property due to casualty or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director, within the meaning of Section 409A of the Code. A Director’s written request for such a payment shall describe the circumstances which the Director believes justify the payment and an estimate of the amount necessary to eliminate the unforeseeable emergency. An immediate payment to satisfy an unforeseeable emergency will be made only to the extent necessary to satisfy the emergency need, plus an amount necessary to pay any taxes reasonably anticipated as a result of such payment, and will not be made to the extent the need is or may be relieved through reimbursement or compensation, by insurance or otherwise or by liquidation of the Director’s assets (to the extent such liquidation itself would not cause severe financial hardship). Any payment from a Director’s Deferral Account on account of an unforeseeable emergency shall be deemed to cancel any Deferral Election of the Director then in effect and the Director shall not be permitted to participate in the Plan until the next following calendar year. 7. No Assignment or Alienation of Benefits. Except as hereinafter provided with respect to a domestic relations order, a participant’s Deferral Account may not be voluntarily or involuntarily assigned or alienated. In cases of marital dispute, Constellation will observe the terms of the Plan unless and until ordered to do otherwise pursuant to a domestic relations order, as defined in Section 414(p)(1)(B) of the Code. As a condition of participation, a participant agrees to hold Constellation harmless from any claim that arises out of Constellation’s obeying the terms of a domestic relations order, whether such order effects a judgment of such court or is issued to enforce a judgment or order of another court. 8. Amendment or Termination. The Plan may be altered, amended, suspended, or terminated at any time by the Constellation Board, provided that, except as otherwise provided

7 herein or as permitted under Section 409A of the Code, no such action shall result in the distribution of amounts credited to the Deferral Accounts of any participant in any manner other than is provided in the Plan, nor shall such action reduce the availability of amounts previously deferred. To the extent permitted by Section 409A, the Constellation Board may, in its discretion, terminate the Plan with respect to any or all Participating Companies and accelerate the payment of all Deferral Accounts to the extent related to service on the Board for which the Plan is terminated: (a) within 12 months of a corporate dissolution taxed under Section 331 of the Code, or with the approval of a bankruptcy court pursuant to 11 U.S.C. §503(b)(1)(A), provided that the payments with respect to each such Deferral Account are included in the Director’s gross income in the later of (i) the calendar year in which the Plan termination occurs or (ii) the first calendar year in which the payments are administratively practicable; (b) in connection with a “change in control event,” as defined in, and to the extent permitted under, Treasury regulations promulgated under Section 409A of the Code; or (c) upon any other termination event permitted under Section 409A of the Code. 9. Compliance with Section 409A of the Code. The Plan is intended to comply with the provisions of Section 409A of the Code and shall be interpreted and construed accordingly. Constellation shall have the discretion and authority to amend the Plan at any time to satisfy any requirements of Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Plan. 10. Governing Law. The Plan shall be governed by the law of the Commonwealth of Pennsylvania to the extent not preempted by applicable federal law. 276477845v.4